  EXHIBIT 10.45

BIORESTORATIVE THERAPIES, INC.

555 Heritage Drive, Suite 130

Jupiter, Florida 33458

                                     March 21, 2012

Regenerative Sciences, LLC

403 Summit Blvd., Suite 201

Broomfield, Colorado 80021

Re:	License Agreement

Gentlemen:

Reference is made to the License Agreement, dated as of January 27, 2012, between BioRestorative Therapies, Inc. (“BRT”) and Regenerative Sciences, LLC (“RSI”), as amended (the “Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement.

The parties hereby agree as follows:

1.     BRT and RSI desire to consummate the transactions contemplated by the Agreement.

2.     RSI and BRT agree that the attached emails shall constitute the Analysis in lieu of a formal report.

3.     RSI is willing to be bound by the provisions set forth in Section 8.1(a)(ii) of the Agreement to the extent they relate to the United States.

4.     The provisions set forth in Section 8 of the Agreement are hereby confirmed and the parties agree to be bound thereby effective as of the Effective Date.

5.     At the Closing, Warrant Form 1 shall be issued to RSI.

6.     Subject to the fulfillment of all conditions to closing set forth in the Agreement, the Closing shall occur on or before April 6, 2012 and shall take place remotely by the exchange of signature pages by email and/or fax (with originals to follow by overnight mail) (except for the deliveries contemplated to be made pursuant to Section 2.6(a)(iii) and (iv) of the Agreement which shall be made). The date of the Closing is referred to in the Agreement as the “Effective Date.”

7.     BRT and RSI agree that the provisions of Section 2.2 of the Agreement have been fulfilled and that the provisions of Section 2.3 of the Agreement are replaced by Paragraph 6 above.

8.     The conditions precedent to the obligation of BRT and RSI to consummate the transactions contemplated by the Agreement, as set forth in Sections 2.4 and 2.5 of the Agreement, shall remain in effect.

9.     BRT and RSI agree that this writing shall constitute an amendment to, and shall be incorporated in, the Agreement.

As amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

Sincerely,

BIORESTORATIVE THERAPIES, INC.

By:
Mark Weinreb
Chief Executive Officer

AGREED:

REGENERATIVE SCIENCES, LLC

By:
Christopher J. Centeno, M.D.
CEO and Medical Director